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Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 15, 2001 included in the Abbott Laboratories Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Chicago, Illinois
November 27, 2001

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Exhibit 23.2
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS